UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)	On May 15, 2024, CVB Financial Corp. (the “Company”) held its 2024 Annual Meeting of Shareholders.

(b)

Each of the matters submitted to the Company’s shareholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1 – Election of Directors.

The following eight (8) individuals were elected to serve as directors of the Company for a one-year term expiring at the Company’s 2025 Annual Meeting of Shareholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
George A. Borba, Jr.	99,630,135	2,519,222	20,275,360
David A. Brager	99,432,576	2,716,781	20,275,360
Stephen A. Del Guercio	99,012,879	3,136,478	20,275,360
Anna Kan	101,609,480	539,877	20,275,360
Jane Olvera Majors	101,565,129	584,228	20,275,360
Raymond V. O’Brien III	99,002,740	3,146,617	20,275,360
Hal W. Oswalt	99,859,031	2,290,326	20,275,360
Kimberly Sheehy	101,615,002	534,355	20,275,360

Proposal 2 – A Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for 2023 (“Say-On-Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
93,720,772	8,103,508	325,077	20,275,360

Proposal 3 – Ratification of the Audit Committee’s Appointment of the Company’s Independent Registered Public Accounting Firm for 2024.

The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2024 was ratified. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
121,653,295	611,249	160,173	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: May 16, 2024	By: /s/ Richard H. Wohl
Richard H. Wohl
Executive Vice President and General Counsel